AFBA 5Star Balanced Fund
                     AFBA 5Star Large Cap Fund
                    AFBA 5Star High Yield Fund
                      AFBA 5Star Mid Cap Fund
                AFBA 5Star Science & Technology Fund
                     AFBA 5Star Small Cap Fund
                    AFBA 5Star USA Global Fund

              SUPPLEMENT DATED FEBRUARY 24, 2003 TO THE
     INSTITUTIONAL SERIES PROSPECTUS RELATING TO CLASS I SHARES
                        DATED JULY 31, 2002

The information in this Supplement, updates the corresponding information in, and should be read in conjunction with the Prospectus.

AVAILABILITY OF FUND SHARES

     The "How to Purchase Shares" section on page 21 of the Prospectus is deleted in its entirety and replaced with the following:

  Class I shares of each Fund are offered primarily for investors in defined benefit plans, employee benefit trusts, endowments, foundations, corporations and institutions as well as to members, eligible members and employees of AFBA, the 5Star Association and its affiliated companies on a direct basis. All shareholders holding Class I shares of a Fund in an existing account may continue to directly purchase additional Class I shares of the Fund in either an existing account or through the direct establishment of a new account.

  NO LOAD FUNDS
  There are no sales commissions or Rule 12b-1 distribution fees.

  HOW TO BUY SHARES (see chart on page 26 for details)
  By phone, mail or wire
  Through Automatic Monthly Investments

  MINIMUM INITIAL INVESTMENT
  $1.5 million. The minimum initial investment is reduced to $500 ($250 for IRA's and Uniform Gift to Minor Accounts) for members, eligible members and employees of AFBA, the 5Star Association and its affiliated companies.

  MINIMUM ADDITIONAL INVESTMENT
  $100 by mail
  $100 by telephone (ACH)
  $500 by wire
  $50 for Automatic Monthly Investment Plan

  MINIMUM INITIAL INVESTMENT AMOUNT WAIVERS
  The minimum initial investment may be waived for defined benefit plans, employee benefit trusts, endowments, foundations, corporations and institutions if the entity's total assets available for investment exceed $5 million. The minimum investment amount may be waived for any individual or entity at the discretion of the officers of the company.

  MINIMUM ACCOUNT SIZE
  You must maintain a minimum account value equal to the current minimum initial investment. If your account falls below this amount due to redemptions (not market action) we may ask you to increase the account to the minimum. If you do not bring the account up to the minimum within 60 days after we contact you, we will close the account and send your money to you.


NEW ADDRESSES FOR FUND TRANSACTIONS

     Please note the following address changes under "Conducting
Business with AFBA 5Star Fund-By Mail" on page 26 of Prospectus:

INITIAL PURCHASES AND ALL REDEMPTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P. O Box 9779
Providence, RI 02940

OVERNIGHT ADDRESS FOR ALL TRANSACTIONS:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

SUBSEQUENT PURCHASES:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P. O Box 9779
Providence, RI 02940

CHANGE IN FREQUENCY OF DISTRIBUTIONS TO SHAREHOLDERS OF THE AFBA 5STAR HIGH YIELD AND BALANCED FUNDS

The first sentence of the first paragraph under "Distributions and Taxes" on pages 22-23 of the Prospectus is deleted in its entirety and replaced with the following:

The AFBA 5Star High Yield Fund pays distributions from net investment income monthly. The AFBA 5Star Balanced Fund pays distributions from net investment income quarterly, usually in April, June, September and December.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE